                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                 04-3331237
      --------                      --------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:         (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.
           -----------------------------------------

      On April 22, 2004, FIRSTFED AMERICA BANCORP, INC. announced that its stockholders approved the agreement and plan of merger with Webster Financial Corporation, Waterbury, Connecticut at the Special Meeting of Stockholders held on April 22, 2004. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

      (a)   Not Applicable.
      (b)   Not Applicable.
      (c)   The following Exhibit is included with this Report:

      Exhibit No.       Description
      -----------       -----------
      99.1              Press Release dated April 22, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRSTFED AMERICA BANCORP, INC.




Date: April 23, 2004               By: /s/ Robert F. Stoico
                                       ----------------------------------------
                                       Robert F. Stoico
                                       Chairman, President and Chief Executive
                                       Officer

                                EXHIBIT INDEX


Exhibit 99.1    Press Release, dated April 22, 2004.